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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 15, 2004
                            ------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

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
        DELAWARE                      1-9516                        13-3398766
    ----------------                 --------                     ---------------
(State of Organization)      (Commission File Number)    (IRS Employer Identification Number)
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                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
                     ---------------------------------------
         (Address of Registrant's Principal Executive Office (Zip Code)

                                 (914) 242-7700
                               ------------------
              (Registrant's telephone number, including area code)

                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

          On March 15, 2004, the Registrant announced its 2004 full year and fourth quarter financial results and that no distributions are expected to be made in 2004. Reference is made to the press release, dated March 15, 2004, annexed hereto as Exhibit 99.1 for information regarding the announcement.

          ITEM 7. EXHIBITS

          Description of Document


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

Exhibit No.
-----------
  99.1- Press release, dated March 15, 2004 - American Real Estate Partners, L.P., Reports Full Year and Fourth Quarter Results And That No Distributions Are Expected To Be Made In 2004.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                       (Registrant)

                       By: American Property Investors, Inc.
                           General Partner

                       By:  /s/ John P. Saldarelli
                           ------------------------------------------------
                           John P. Saldarelli
                           Chief Financial Officer, Secretary and Treasurer

Date: March 16, 2004


                                       3





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                                  EXHIBIT INDEX


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

Exhibit Number       Description                                    Page No.
-------------        -----------                                    --------
    99.1             Press Release dated March 15, 2004                3

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